UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market
Preferred Stock Purchase Rights	n/a	Nasdaq Global Select Market

Item 1.02.	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

On June 28, 2019, the Amended and Restated Rights Agreement dated June 18, 2009 between Northwest Pipe Company (the “Company”) and Mellon Investor Services LLC as Rights Agent (succeeded by Computershare Trust Company, N.A. as Rights Agent) (the “Rights Agreement”) expired in accordance with its terms and is of no further force or effect. The Preferred Stock Purchase Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired upon the expiration of the Rights Agreement.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On July 3, 2019, the Company notified the Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5605(c)(2) requiring the Company to have an Audit Committee comprised of at least three independent directors. The Company's noncompliance with this listing rule resulted from Harry Demorest's retirement from the Company's Board of Directors (including as a member of the Board's Audit Committee) on June 20, 2019.

Consequently, on July 3, 2019 the Company received a written notification (the “Notice”) from Nasdaq that, as a result of Mr. Demorest's retirement, the Company no longer complies with Nasdaq's audit committee requirements as set forth in Nasdaq Listing Rule 5605. The Notice confirms that, pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company will be provided with a cure period to regain compliance as follows:
●	until the earlier of the Company’s next annual shareholders’ meeting or June 20, 2020; or
●	if the next annual shareholders’ meeting is held before December 17, 2019, then the Company must evidence compliance no later than December 17, 2019.

The Company's Board of Directors is currently working to identify candidates to replace Mr. Demorest and to appoint a director and Audit Committee member who satisfies the independence and other relevant Audit Committee requirements of the Nasdaq Listing Rules prior to the expiration of the applicable cure period.

Item 3.03.	MATERIAL MODIFICATION OF RIGHTS OF SECURITIES HOLDERS

The information set forth under Item 1.02 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 3, 2019.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer, and Corporate Secretary